EXHIBIT 21

                         MERCANTILE STORES COMPANY, INC.
                         SUBSIDIARY SCHEDULE
                         AS OF FEBRUARY 1, 1997
                                                      STATE OF
     SUBSIDIARY COMPANY                            INCORPORATION
     J. BACON & SONS                                   KENTUCKY
     THE CASTNER-KNOTT DRY GOODS COMPANY               TENNESSEE
     THE O.J. de LENDRECIE CO.                         DELAWARE
     C.J. GAYFER & COMPANY, INCORPORATED               DELAWARE
     HENNESSY COMPANY                                  MONTANA
     THE JONES STORE COMPANY                           DELAWARE
     THE JOSLIN DRY GOODS COMPANY, INC.                COLORADO
     THE LAZARUS STORE, INC.                           DELAWARE
     THE LION DRY GOODS COMPANY, INC.                  OHIO
     THE McALPIN COMPANY                               KENTUCKY
     GAYFER'S MONTGOMERY FAIR CO.                      DELAWARE
     ROOT DRY GOODS COMPANY, INC.                      INDIANA
     J.B. WHITE & COMPANY                              SOUTH CAROLINA
     DULUTH GLASS BLOCK STORE COMPANY                  MINNESOTA
     THE McALPIN COMPANY                               OHIO
     THE PEOPLES STORE COMPANY                         WASHINGTON
     J.B. WHITE & CO.                                  NEW JERSEY
     THE MACDOUGAL & SOUTHWICK COMPANY                 WASHINGTON
     MCCREERY & COMPANY                                MAINE
     SERF CORPORATION                                  MISSOURI
     MERSCO REALTY CO., INC.                           OHIO
     THE JONES STORE COMPANY HAIRSTYLING SCHOOL        MISSOURI
     MERCANTILE STORES COMPANY, INC. (N.Y.)            NEW YORK
     MERSCO FINANCE CORPROATION                        DELAWARE
     MERCANTILE PROPERTIES, INC.                       DELAWARE
     MERCANTILE REAL ESTATE CO., INC.                  DELAWARE
     THE O.J. de LENDRECIE CO.                         MINNESOTA
     MERSCO DEVELOPMENT COMPANY, INC.                  DELAWARE
     MERCANTILE INTERNATIONAL, INC.                    DELAWARE
     MAISON BLANCHE, INC.                              LOUISIANA
     TSM HOLDING COMPANY, INC.                         DELAWARE
     GOUDCHAUX'S CAR CARE CENTERS, INC.                LOUISIANA
     MERCANTILE CREDIT CORP.                           LOUISIANA
     MERCANTILE LOGISTICS COMPANY, INC.                OHIO